UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment #1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2017 (September 30, 2016)

3DICON CORPORATION

(Exact name of registrant as specified in its charter)

Oklahoma	000-54697	73-1479206
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6804 South Canton Avenue, Suite 150

Tulsa, OK 74136

(Address of principal executive offices) (zip code)

(918) 494-0505

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Copies to:

Gregory Sichenzia, Esq.

Jay Yamamoto, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As previously reported in a Current Report on Form 8-K filed on October 6, 2016 (the “Initial 8-K”), on September 30, 2016, 3DIcon Corporation (the “Company”) closed a Share Exchange Agreement (the “Agreement”) by and among the Company, with Coretec Industries, LLC, a North Dakota limited liability company (“Coretec”), and four Coretec members (the “Members”), which Members held all outstanding membership interests in Coretec. This amendment is being filed to supplement the Initial 8-K with financial statements of Coretec and pro forma combined financial information required as a result of the Agreement.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited financial statements of Coretec as of December 31, 2015, and for the period from June 2, 2015 (inception) to December 31, 2015, together with the report of Boulay PLLP with respect thereto, are included as Exhibit 99.2 and are incorporated by reference herein.

The unaudited financial statements of Coretec as of June 30, 2016, and for the period from June 2, 2015 (inception) to June 30, 2015 and for the three and six months ended June 30, 2016 are included as Exhibit 99.3 and are incorporated by reference herein.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company are included as Exhibit 99.4 hereto and are incorporated by reference herein.

(d)	Exhibits.

Exhibit No.	Description

2.1	Share Exchange Agreement, dated May 31, 2016, by and between Coretec Industries LLC, and 3DIcon Corporation (incorporated by reference to the Company’s Current Report on Form 8-K dated June 1, 2016)
3.1	Certificate of Amendment to the Certificate of Designation of the Series B Convertible Preferred Stock (incorporated by reference to the Company’s Current Report on Form 8-K dated October 6, 2016)
99.1	Press Release, dated October 4, 2016 (incorporated by reference to the Company’s Current Report on Form 8-K dated October 6, 2016)
99.2	Audited financial statements of Coretec as of December 31, 2015, and for the period from June 2, 2015 (inception) to December 31, 2015
99.3	Unaudited financial statements of Coretec as of June 30, 2016, and for the period from June 2, 2015 (inception) to June 30, 2015 and for the three and six months ended June 30, 2016
99.4	Unaudited pro forma condensed combined financial statements of 3DIcon Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3DICON CORPORATION

Dated: March 27, 2017	By:	/s/ Michael A. Kraft
Name: Michael A. Kraft
Title: Chief Executive Officer